SUPPLEMENT

DATED MAY 7, 2015 TO

THE HARTFORD EMERGING MARKETS RESEARCH FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS

DATED MARCH 1, 2015

Certain changes are being made to The Hartford Emerging Markets Research Fund (the “Fund”), effective as of the dates shown below, including:

Effective May 7, 2015:

•                                          Certain changes to the Fund’s principal investment strategy and related risks;

•                                          A reduction in the Fund’s management fee rate; and

•                                          Changes in the Fund’s portfolio management team.

Effective May 29, 2015:

•                                          A change in the name of the Fund, to “Hartford Emerging Markets Equity Fund.”

Accordingly,

1.                                      Effective May 29, 2015, the above referenced Summary Prospectus is revised as follows:

All references to The Hartford Emerging Markets Research Fund are replaced with Hartford Emerging Markets Equity Fund.

2.                                      Effective May 7, 2015, the above referenced Summary Prospectus is revised as follows:

A.                                    Under the heading “YOUR EXPENSES,” the Shareholder Fees and Annual Fund Operating Expenses table and the footnotes attached thereto, as well as the expense examples, are deleted and replaced with the following:

Shareholder Fees

(fees paid directly from your investment)

	Share Classes
	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None (under $1 million invested)(1)	1.00%	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	A	C	I	R3	R4	R5	Y
Management fees	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Total other expenses	0.41%	0.30%	0.17%	0.35%	0.30%	0.25%	0.14%
Administrative services fee	None	None	None	0.20%	0.15%	0.10%	None
Other expenses	0.41%	0.30%	0.17%	0.15%	0.15%	0.15%	0.14%
Total annual fund operating expenses	1.76%	2.40%	1.27%	1.95%	1.65%	1.35%	1.24%
Fee waiver and/or expense reimbursement(2)	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(2)	1.75%	2.40%	1.27%	1.95%	1.65%	1.35%	1.24%

(1)         For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.75% (Class A), 2.50% (Class C), 1.50% (Class I), 1.95% (Class R3), 1.65% (Class R4), 1.35% (Class R5) and 1.30% (Class Y).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2016, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$718	$1,073	$1,451	$2,508
C	$343	$748	$1,280	$2,736
I	$129	$403	$697	$1,534
R3	$198	$612	$1,052	$2,275
R4	$168	$520	$897	$1,955
R5	$137	$428	$739	$1,624
Y	$126	$393	$681	$1,500

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$718	$1,073	$1,451	$2,508
C	$243	$748	$1,280	$2,736
I	$129	$403	$697	$1,534
R3	$198	$612	$1,052	$2,275
R4	$168	$520	$897	$1,955
R5	$137	$428	$739	$1,624
Y	$126	$393	$681	$1,500

B.                                    Under the heading “PRINCIPAL INVESTMENT STRATEGY,” the disclosure is deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies in emerging markets.  The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses a quantitative multifactor approach to bottom-up stock selection, using a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.  The Fund will typically seek to maintain representation in each major industry represented in the MSCI Emerging Markets Index, although the extent of that representation may vary.  As a result of this structure, the Fund will typically be broadly diversified.  The Fund has no limit on the amount of assets that may be invested in each country.  Securities in which the Fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.  The Fund will invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.  The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.  The Fund may invest in opportunities across the market capitalization spectrum.  The Fund may trade securities actively.

C.                                    Under the heading “MAIN RISKS,” the following risk is added:

Quantitative Investing Risk - Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors’ historical trends.

D.                                    Under the heading “MANAGEMENT,” the reference to Ms. Duckworth is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
David J. Elliott, CFA	Managing Director, Co-Director of Quantitative Investment Management and Portfolio Manager	2015

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7217	May 2015

SUPPLEMENT

DATED MAY 7, 2015 TO

THE HARTFORD SMALL/MID CAP EQUITY FUND

 (A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS

DATED MARCH 1, 2015

IMPORTANT NOTICE REGARDING NAME CHANGE AND CHANGES TO INVESTMENT POLICY

Effective July 10, 2015, the following changes will be made with respect to The Hartford Small/Mid Cap Equity Fund (the “Fund”): (i) the Fund’s name will change to Hartford Small Cap Core Fund; (ii) the Fund’s non-fundamental policy to invest under normal circumstances at least 80% of its net assets in common stocks of small-capitalization and mid-capitalization companies (“80% Policy”) will change to remove the reference to mid-capitalization companies; and (iii) the Fund’s performance benchmark will change.

Accordingly, effective July 10, 2015, the above referenced Summary Prospectus is revised as follows:

1.                                      All references to The Hartford Small/Mid Cap Equity Fund are deleted and replaced with Hartford Small Cap Core Fund.

2.                                      Under the heading “PRINCIPAL INVESTMENT STRATEGY,” the disclosure is deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of small-capitalization companies.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities, and may trade securities actively.  The sub-adviser, Wellington Management Company LLP (“Wellington Management”), uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns.

The Fund defines small-capitalization companies as companies with market capitalizations of companies in the Russell 2000 Index.  As of May 31, 2014, the market capitalization of companies included in the Russell 2000 Index ranged from approximately $169 million to $4.05 billion.

3.                                      Under the heading “MAIN RISKS,” “Mid Cap and Small Cap Stock Risk” is deleted and replaced with the following:

Small Cap Stock Risk — Small capitalization stocks may be more risky than stocks of larger companies.  Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:

•                  less certain growth prospects

•                  lower degree of liquidity in the markets for such stocks

•                  thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time

•                  limited product lines, markets or financial resources

•                  dependence on a few key management personnel

•                  increased susceptibility to losses and bankruptcy increased transaction costs.

4.                                      The following disclosure is added after the first paragraph under the heading “AVERAGE ANNUAL RETURNS”:

Prior to July 10, 2015, the Fund had been known as The Hartford Small/Mid Cap Equity Fund and its investment strategy differed. Performance information prior to this date reflects the Fund’s former investment strategy. In addition, the Fund has changed its benchmark from the Russell 2500 Index to the Russell 2000 Index. The Investment Manager believes that the Russell 2000 Index is a more appropriate index against which to measure performance in light of changes to the Fund’s investment strategy to a focus on stocks of small capitalization companies. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes.

5.                                      The following disclosure is added as the second to last row within the table under the heading “AVERAGE ANNUAL RETURNS - Average annual total returns for periods ending December 31, 2014”:

	1 Year	5 Years	Lifetime (since 01/01/05)
Russell 2000 Index
(reflects no deduction for fees, expenses or taxes)	4.89%	15.54%	8.68%

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7219	May 2015

SUPPLEMENT

DATED MAY 7, 2015 TO

THE HARTFORD MUNICIPAL OPPORTUNITIES FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MARCH 1, 2015

Effective June 1, 2015, The Hartford Municipal Opportunities Fund (the “Fund”) will permanently lower its management fee rates at all asset levels and remove the temporary contractual management fee waiver that is currently in place. These changes will not impact net annual fund operating expenses estimated for the current fiscal year.

Accordingly, effective June 1, 2015, the above referenced Prospectus and Summary Prospectus are revised as follows:

1.                                      Under the heading “SUMMARY SECTION — YOUR EXPENSES” in the Prospectus and  the heading “YOUR EXPENSES” in the Summary Prospectus, the Annual Fund Operating Expenses table and the footnotes attached thereto, as well as the expense examples, are deleted and replaced with the following:

Annual Fund Operating Expenses(2)

(expenses that you pay each year as a percentage of the value of your investment)

	A	B	C	I
Management fees	0.35%	0.35%	0.35%	0.35%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.10%	0.17%	0.11%	0.10%
Total annual fund operating expenses	0.70%	1.52%	1.46%	0.45%
Fee waiver and/or expense reimbursement(3)	0.01%	0.08%	0.02%	0.01%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	0.69%	1.44%	1.44%	0.44%

(2)         Fees and expenses have been restated to reflect estimates for the current fiscal year.

(3)         Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows:  0.69% (Class A), 1.44% (Class B), 1.44% (Class C) and 0.44% (Class I).  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes.  Each contractual arrangement will remain in effect until February 29, 2016, and shall renew automatically for one-year terms thereafter unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc.

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same (except that the examples reflect the fee waiver and expense limitation arrangements for only the first year)

•                  You reinvest all dividends and distributions

•                  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$517	$663	$821	$1,280
B	$647	$772	$1,021	$1,584
C	$247	$460	$796	$1,745
I	$45	$143	$251	$566

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$517	$663	$821	$1,280
B	$147	$472	$821	$1,584
C	$147	$460	$796	$1,745
I	$45	$143	$251	$566

2.                                      Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — MANAGEMENT FEE” in the Prospectus, the second paragraph is deleted and replaced with the following:

The management fee set forth in the Fund’s investment advisory agreement is 0.350% of the first $500 million, 0.300% of the next $500 million, 0.290% of the next $1.5 billion, 0.285% of the next $2.5 billion and 0.280% in excess of $5 billion annually of the Fund’s average daily net assets.  The Investment Manager pays a sub-advisory fee to Wellington Management out of its advisory fee.

In addition, effective immediately, the above referenced Prospectus is revised as follows:

1.                                      Under the heading “DISTRIBUTION ARRANGEMENTS — Payments to Financial Intermediaries and Other Entities — Additional Compensation Payments to Financial Intermediaries,” the second paragraph is deleted in its entirety and replaced with the following:

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; (iii) the amount of Hartford Fund shares sold through that Financial Intermediary; and (iv) the mix of equity and fixed income funds sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed 0.12% of the average net assets of Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2014, the

Investment Manager and its affiliates incurred approximately $39.3 million in total Additional Payments to Financial Intermediaries.

2.                                      Under the heading “DISTRIBUTION ARRANGEMENTS — Payments to Financial Intermediaries and Other Entities — Servicing Compensation to Servicing Intermediaries,” the second, third and fourth paragraphs are deleted in their entirety and replaced with the following:

The amount of the Servicing Payments is generally based on average net assets of Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.21% of the average net assets of Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2014, the Investment Manager, HASCO and/or their affiliates incurred approximately $8.0 million in total Servicing Payments and these Servicing Payments did not exceed $2.7 million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from Hartford Funds.  Although some of these payments are calculated based on average net assets of Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $18 per account.

Servicing Intermediaries may also receive compensation for their services in the form of 12b-1 fees or administrative fees paid by the Hartford Funds.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

HV-7221	May 2015

SUPPLEMENT

DATED MAY 7, 2015 TO

THE HARTFORD GLOBAL REAL ASSET FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

SUMMARY PROSPECTUS

DATED MARCH 1, 2015

Effective immediately, Lindsay Politi will no longer serve as a portfolio manager for The Hartford Global Real Asset Fund (the “Fund”).  Scott M. Elliott, Brian M. Garvey, Jay Bhutani and David Chang, CFA will remain as portfolio managers for the Fund.  Accordingly, the above-referenced summary prospectus is revised to delete all references to Lindsay Politi in their entirety.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7229	May 2015